U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 30, 2002

                        CHINA RESOURCES DEVELOPMENT, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                         0-26046               97-02623643
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                     Room 2105, West Tower, Shun Tak Centre,
                  200 Connaught Road C., Sheung Wan, Hong Kong
                          Telephone: 011-852-2810-7205
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)




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Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         At a meeting held on April 30, 2002, the Board of Directors of China Resources Development, Inc. (the "Company") approved the engagement of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2002, to replace the firm of Ernst & Young ("E&Y"), who were dismissed as the Company's auditors effective April 30, 2002.

         The reports of E&Y on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001 and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter in their report. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of E&Y's letter dated April 30, 2002, is filed as an exhibit to this Report.

           During the two most recent fiscal years ended December 31, 2001, and the subsequent period through the date hereof, we did not consult with Horwath Gelfond Hochstadt Pangburn, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.  Other Events.

         Not applicable.


Item 6.  Resignations of Registrant's Directors

         Not applicable.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

                  16.1     Letter of E&Y pursuant to Item 304(a)(3) of
                           Regulation S-K.


Item 8.  Change in Fiscal Year.

         Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHINA RESOURCES DEVELOPMENT, INC.



April 30, 2002                              By: /s/ Ching Lung Po
                                               ---------------------------------

                                            Name: Ching Lung Po
                                                 -------------------------------

                                            Title: Chairman
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